EXHIBIT 99.1
W. P. Carey & Co. LLC
Supplemental Operating and Financial Data
As of June 30, 2009

Important Disclosures About this Supplemental Package
As used in this supplemental package, the terms “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated.
Important Note Regarding Non-GAAP Financial Measures
This supplemental package includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations (“FFO”), adjusted cash flow from operations, revenue diversification analysis and revenue stability analysis. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided in this supplemental package.
Forward-Looking Statements
This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. It is important to note that our actual results could be materially different from those projected in such forward-looking statements. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties and other factors that may materially affect our future results, performance, achievements or transactions. Information on factors which could impact actual results and forward-looking statements contained herein is included in our filings with the SEC, including but not limited to our Form 10-K for the year ended December 31, 2008. We do not undertake to revise or update any forward-looking statements.

W. P. CAREY & CO. LLC
Supplemental Operating and Financial Data
As of June 30, 2009

Contents
Company Overview	4
Financial Highlights	5
Reconciliation of Net Income to EBITDA	6
Reconciliation of Net Income to Funds From Operations (FFO)	7
Adjusted Cash Flow from Operating Activities	8
Revenue Diversification Analysis	9
Revenue Stability Analysis	10
Portfolio Debt Overview	11
Detailed Debt Summary	12
2009 Investment and Disposition Activity	13
Portfolio Analysis — Diversification by Rent and Historical Occupancy	14
Portfolio Analysis — Diversification by Property Type	15
Portfolio Analysis — Diversification by Tenant Industry	16
Portfolio Analysis — Diversification by Geography	17
Portfolio Analysis — Lease Maturities	18
Consolidated Balance Sheets	19
Consolidated Statements of Income	20
Consolidated Statements of Cash Flows	21
Detailed Property Summary	22

W. P. CAREY & CO. LLC
Company Overview
June 30, 2009

Key Company Contacts		Executive Offices
Wm. Polk Carey	Chairman of the Board and Director	50 Rockefeller Plaza
Gordon F. Dugan	President, Chief Executive Officer and Director	New York, NY 10020
Thomas E. Zacharias	Managing Director, Chief Operating Officer	Tel: 1-800-WPCAREY or (212) 492-1100
Mark J. DeCesaris	Managing Director, Acting Chief Financial Officer	Fax: (212) 492-8922
Susan C. Hyde	Managing Director, Director of Investor Relations	Web Site Address: www.wpcarey.com

Banks
Bank of America, N.A.	Administrative and Documentation Agent
The Bank of New York	Syndication Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
PNC Bank, N.A.	Syndication Agent

Analyst Coverage
David West	Davenport & Company, LLC
Andrew T. DiZio	Janney Montgomery Scott LLC

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Stock Data (NYSE: WPC)	2009	2009	2008	2008	2008
High Price	$29.89	$24.00	$27.05	$31.08	$33.97
Low Price	$19.75	$16.15	$16.50	$23.44	$27.67
Closing Price	$24.98	$22.19	$23.43	$26.10	$28.71

Distributions declared per share — annualized	$1.99	$1.98	$1.98	$1.97	$1.95

Distribution yield (annualized distribution / closing stock price)	7.97%	8.94%	8.43%	7.54%	6.79%

Shares outstanding at quarter end	39,158,020	39,117,568	39,589,594	40,024,035	39,656,675

Market value of outstanding shares at quarter end (in thousands)	$978,167	$868,019	$927,584	$1,044,627	$1,138,543

W. P. CAREY & CO. LLC
Financial Highlights
(in thousands, except per share amounts)

These financial highlights include non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations (“FFO”) and adjusted cash flow from operating activities. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures is provided on the following pages.

	Three months ended					Six months ended June 30,
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	2009	2008
EBITDA
Investment management	$10,430	$13,694	$13,079	$18,207	$15,774	$23,498	$30,519
Real estate ownership	19,365	20,266	23,238	18,229	22,307	40,257	42,941

Total	$29,795	$33,960	$36,317	$36,436	$38,081	$63,755	$73,460

FFO
Investment management	$11,627	$13,704	$11,415	$17,579	$14,664	$25,960	$20,125
Real estate ownership	18,486	15,153	22,412	15,963	20,887	33,010	36,956

Total	$30,113	$28,857	$33,827	$33,542	$35,551	$58,970	$57,081

EBITDA Per Share (Diluted)
Investment management	$0.26	$0.34	$0.32	$0.45	$0.39	$0.59	$0.76
Real estate ownership	0.48	0.51	0.58	0.45	0.56	1.01	1.06

Total	$0.74	$0.85	$0.90	$0.90	$0.95	$1.60	$1.82

FFO Per Share (Diluted)
Investment management	$0.29	$0.34	$0.28	$0.43	$0.36	$0.65	$0.50
Real estate ownership	0.46	0.38	0.56	0.40	0.52	0.83	0.92

Total	$0.75	$0.72	$0.84	$0.83	$0.88	$1.48	$1.42

Adjusted Cash Flow From Operating Activities
Adjusted cash flow						$50,019	$53,789

Adjusted cash flow per share (diluted)						$1.26	$1.34

Distributions declared per share						$0.994	$0.969

Payout ratio (distributions per share/adjusted cash flow per share)						79%	72%

W. P. CAREY & CO. LLC
Reconciliation of Net Income to EBITDA
(in thousands, except share and per share amounts)

	Three months ended					Six months ended June 30,
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	2009	2008
Investment Management
Net income from investment management attributable to W. P. Carey members	$5,954	$7,331	$9,603	$11,201	$7,123	$12,659	$14,054
Adjustments:
Provision for income taxes	3,440	5,765	2,246	5,846	7,556	9,205	14,340
Depreciation and amortization	1,036	598	1,230	1,160	1,095	1,634	2,125

EBITDA — investment management	$10,430	$13,694	$13,079	$18,207	$15,774	$23,498	$30,519

EBITDA per share (diluted)	$0.26	$0.34	$0.32	$0.45	$0.39	$0.59	$0.76

Real Estate Ownership
Net income from real estate ownership attributable to W. P. Carey members	$9,023	$10,378	$12,297	$7,997	$12,725	$20,027	$22,895
Adjustments:
Interest expense	3,923	4,329	4,710	5,004	4,532	8,252	9,575
Provision for (benefit from) income taxes	280	435	870	(7)	(134)	715	226
Depreciation and amortization	6,084	5,085	5,669	5,235	5,083	11,115	10,042
Reconciling items attributable to discontinued operations	55	39	(308)	—	101	148	203

EBITDA — real estate ownership	$19,365	$20,266	$23,238	$18,229	$22,307	$40,257	$42,941

EBITDA per share (diluted)	$0.48	$0.51	$0.58	$0.45	$0.56	$1.01	$1.06

Total Company
EBITDA	$29,795	$33,960	$36,317	$36,436	$38,081	$63,755	$73,460

EBITDA per share (diluted)	$0.74	$0.85	$0.90	$0.90	$0.95	$1.60	$1.82

Diluted weighted average shares outstanding	40,065,495	39,927,886	40,466,930	40,299,073	40,256,658	39,780,708	40,271,185

Non-GAAP Financial Disclosure
EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization. We believe that EBITDA is a useful supplemental measure for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP. Accordingly, EBITDA should not be considered an alternative for net income as an indicator of our financial performance. EBITDA may not be comparable to similarly titled measures of other companies.

W. P. CAREY & CO. LLC
Reconciliation of Net Income to Funds From Operations (FFO)
(in thousands, except share and per share amounts)

	Three months ended					Six months ended June 30,
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	2009	2008
Investment Management
Net income from investment management attributable to W. P. Carey members	$5,954	$7,331	$9,603	$11,201	$7,123	$12,659	$14,054
Amortization, deferred taxes and other non-cash charges	2,607	1,312	(1,283)	2,290	4,041	3,919	1,487
FFO from equity investments	3,066	5,061	3,095	4,088	3,500	9,382	4,584

FFO — investment management	$11,627	$13,704	$11,415	$17,579	$14,664	$25,960	$20,125

FFO per share (diluted)	$0.29	$0.34	$0.28	$0.43	$0.36	$0.65	$0.50

Real Estate Ownership
Net income from real estate ownership attributable to W. P. Carey members	$9,023	$10,378	$12,297	$7,997	$12,725	$20,027	$22,895
Gain on sale of investment in direct financing lease	—	—	—	(1,103)	—	—	—
Loss on sale of real estate, net	(478)	135	—	—	—	(343)	—
Gain on extinguishment of debt, net (a)	—	(2,796)	—	—	—	(2,796)	—
Depreciation, amortization and other non-cash charges	5,174	5,174	7,594	6,764	5,389	10,348	8,950
Straight-line and other rent adjustments	232	180	172	(613)	659	412	1,328
Impairment charge	2,280	—	473	538	—	2,280	—
FFO from equity investments	2,411	2,257	2,039	2,551	2,287	3,413	4,128
Noncontrolling interests’ share of FFO	(156)	(175)	(163)	(171)	(173)	(331)	(345)

FFO — real estate ownership	$18,486	$15,153	$22,412	$15,963	$20,887	$33,010	$36,956

FFO per share (diluted)	$0.46	$0.38	$0.56	$0.40	$0.52	$0.83	$0.92

Total Company
FFO	$30,113	$28,857	$33,827	$33,542	$35,551	$58,970	$57,081

FFO per share (diluted)	$0.75	$0.72	$0.84	$0.83	$0.88	$1.48	$1.42

Diluted weighted average shares outstanding	40,065,495	39,927,886	40,466,930	40,299,073	40,256,658	39,780,708	40,271,185

Non-GAAP Financial Disclosure
Funds from operations (FFO) is a non-GAAP financial measure that is commonly used in evaluating real estate companies. Although the National Association of Real Estate Investment Trusts (NAREIT) has published a definition of FFO, real estate companies often modify this definition as they seek to provide financial measures that meaningfully reflect their operations. FFO should not be considered as an alternative to net income as an indication of a company’s operating performance or to cash flow from operating activities as a measure of its liquidity. It should be used in conjunction with GAAP net income. FFO disclosed by other REITs may not be comparable to our FFO calculation.
NAREIT’s definition of FFO adjusts GAAP net income to exclude depreciation and gains/losses from the sales of properties and adjusts for FFO applicable to unconsolidated partnerships and joint ventures. We calculate FFO in accordance with this definition and then include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, impairment charges on real estate and unrealized foreign currency exchange gains and losses. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long term sustainability and not on such non-cash items which may cause short-term fluctuations in net income but that have no impact on cash flows.
(a)	In January 2009, Carey Storage repaid, in full, the $35 million outstanding balance on its secured credit facility for $28 million and recognized a gain of $7 million on the repayment of this debt at a discount, inclusive of profit sharing interest of $4.2 million.

W. P. CAREY & CO. LLC
Adjusted Cash Flow from Operating Activities
(in thousands, except share and per share amounts)

	Six months ended June 30,
	2009	2008
Cash flow from operating activities — as reported	$34,683	$27,219
Adjustments:
Distributions received from equity investments in real estate in excess of equity income (a)	9,040	3,223
Contributions received from noncontrolling interests, net (b)	252	—
Changes in working capital (c)	6,044	14,626
CPA®:16 — Global performance adjustment, net (d)	—	(12,291)
Settlement payment (e)	—	21,012

Adjusted cash flow from operating activities	$50,019	$53,789

Adjusted cash flow per share (diluted)	$1.26	$1.34

Distributions declared per share	$0.994	$0.969

Payout ratio (distributions per share/adjusted cash flow per share)	79%	72%

Diluted weighted average shares outstanding	39,780,708	40,271,185

Non-GAAP Financial Disclosure
Adjusted cash flow from operating activities is a non-GAAP financial measure that represents cash flow from operating activities on a GAAP basis adjusted for certain timing differences and deferrals as described below. We believe that adjusted cash flow from operating activities is a useful supplemental measure for assessing the cash flow generated from our core operations and is used in evaluating distributions to shareholders. Adjusted cash flow from operating activities should not be considered as an alternative for cash flow from operating activities computed on a GAAP basis as a measure of our liquidity. Adjusted cash flow from operating activities may not be comparable to similarly titled measures of other companies.

(a)	We take a substantial portion of our asset management revenue in shares of the CPA® REIT funds. To the extent we receive distributions in excess of the equity income that we recognize, we include such amounts in our evaluation of cash flow from core operations.

(b)	Represents noncontrolling interests’ share of contributions/distributions made by ventures that we consolidate in our financial statements. This adjustment in the calculation of adjusted cash flow from operating activities was introduced during the fourth quarter of 2008 because we believe that it results in a more accurate presentation of this supplemental measure.

(c)	Timing differences arising from the payment of certain liabilities in a period other than that in which the expense is recognized in determining net income may distort the actual cash flow that our core operations generate. We adjust our GAAP cash flow from operating activities to record such amounts in the period in which the liability was actually incurred. We believe this is a fairer measure of determining our cash flow from core operations.

(d)	Amounts deferred in lieu of CPA®:16 — Global achieving its performance criterion, net of a 45% tax provision. In determining cash flow generated from our core operations, we believe it is more appropriate to normalize cash flow for the impact of CPA®:16 — Global achieving its performance criterion, rather than recognizing the entire deferred amount in the quarter in which the performance criterion was met (second quarter of 2007), as this revenue was actually earned over a three year period.

(e)	In March 2008, we entered into a settlement with the SEC with respect to all matters relating to their investigation. As a result, we paid $30 million in the first quarter of 2008 and recognized an offsetting $9 million tax benefit in the same period.

W. P. CAREY & CO. LLC
Revenue Diversification Analysis
(in thousands)

	Three months ended					Six months ended June 30,
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	2009	2008
Revenue from Investment Management
Asset management revenue	$19,227	$19,108	$20,344	$20,205	$20,039	$38,335	$40,165
Structuring revenue (a)	365	10,409	2,833	10,818	3,169	10,774	6,585
Other interest income	377	356	594	586	548	733	1,081

Total investment management revenue	$19,969	$29,873	$23,771	$31,609	$23,756	$49,842	$47,831

Percentage of total adjusted revenue	46%	58%	45%	58%	47%	53%	49%

Revenue from Real Estate Ownership
Lease revenue — continuing and discontinued operations (b)	$18,551	$18,513	$18,658	$18,959	$23,247	$37,069	$42,448
Other real estate income (c)	4,649	3,260	10,422	3,834	3,305	7,904	6,427
Other interest income	24	51	97	166	131	75	359

Total real estate revenue	$23,224	$21,824	$29,177	$22,959	$26,683	$45,048	$49,234

Percentage of total adjusted revenue	54%	42%	55%	42%	53%	47%	51%

Reconciliation of Total Revenue
Total revenue — as reported	$55,426	$62,135	$61,362	$66,636	$58,377	$116,642	$115,622
Less: Reimbursed costs from affiliates (d)	(12,712)	(10,967)	(9,414)	(12,820)	(12,568)	(22,801)	(24,074)
Add: Other interest income	401	407	691	752	679	808	1,440
Add: Revenue from discontinued operations	78	122	309	—	3,951	241	4,077

Total Adjusted Revenue	$43,193	$51,697	$52,948	$54,568	$50,439	$94,890	$97,065

(a)	We earn structuring revenue on acquisitions structured on behalf of the CPA® REITs and expect significant period-to-period variation in such revenue based on changes in investment volume. Investments structured on behalf of the CPA REITs totaled approximately $2 million, $231 million, $53 million, $259 million and $68 million for the three months ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008, respectively.

(b)	Included in Lease revenue — continuing and discontinued operations for the three and six months ended June 30, 2008 is $3.8 million received from a former tenant in connection with the resolution of a lawsuit.

(c)	Other real estate income generally consists of revenue from Carey Storage, a subsidiary that invests in domestic self-storage properties, and Livho, a subsidiary that operates a Radisson hotel franchise. Other real estate income also includes lease termination payments and other non-rent related revenues from real estate ownership, and as a result, we expect Other real estate income to fluctuate period-to-period. For the three months ended December 31, 2008, Other real estate income included a $6.5 million gain recognized on a lease termination in October 2008.

(d)	Total adjusted revenue excludes reimbursements of costs received from affiliated CPA® REITs as they have no impact on net income. Also excluded is wholesaling revenue earned in connection with CPA®: 17 - Global’s initial public offering, which is primarily offset by underwriting costs incurred in connection with the offering.

W. P. CAREY & CO. LLC
Revenue Stability Analysis
(in thousands)

	Three months ended										Six months ended June 30,
	June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008		2009		2008
	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%
Revenue Type
Rents (a)	$18,575		$18,564		$18,755		$19,125		$23,378		$37,144		$42,807
Management revenue (b)	19,604		19,464		20,938		20,791		20,587		39,068		41,246

Rents and Management Revenue	38,179	88%	38,028	74%	39,693	75%	39,916	73%	43,965	87%	76,212	80%	84,053	87%

Structuring revenue (c)	365		10,409		2,833		10,818		3,169		10,774		6,585
Other real estate income	4,649		3,260		10,422		3,834		3,305		7,904		6,427

Structuring Revenue & Other Income	5,014	12%	13,669	26%	13,255	25%	14,652	27%	6,474	13%	18,678	20%	13,012	13%

Total Adjusted Revenue	$43,193	100%	$51,697	100%	$52,948	100%	$54,568	100%	$50,439	100%	$94,890	100%	$97,065	100%

(a)	Rents = lease revenue (continuing operations) + revenue from discontinued operations + other interest income from real estate ownership.

(b)	Management revenue includes asset management revenue and interest income earned from CPA® REITs under management.

(c)	Structuring revenue includes structuring fees and deferred structuring fees.

W. P. CAREY & CO. LLC
Portfolio Debt Overview (Pro rata basis)
As of June 30, 2009
(in thousands)
Portfolio Debt Maturity

Year of Maturity	Outstanding Balance
2009	$22,025
2010	9,741
2011	176,348
2012	31,504
2013	1,882
2014	53,964
2015	47,870
2016	35,678
2017	51,384
2018	9,154
2019	23,954
2020	—
2021	—
2022	—
2023	5,482

Total	$468,986

Fixed and Variable Rate Debt Analysis

Non-Recourse Debt	Outstanding Balance
Fixed	$244,218
Fixed — Swap Agreement	9,154
Fixed — Future Rate Reset	71,242
Variable	18,872

343,486

Recourse Debt
Variable — Line of Credit	125,500

Total Debt	$468,986

W. P. CAREY & CO. LLC
Detailed Debt Summary (Pro rata basis)
As of June 30, 2009
(in thousands)

Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate		Maturity Date	Outstanding Balance

US Airways Group, Inc. (75%) (a)	Fixed	7.23%		Aug-2009	$14,846
The Retail Distribution Group, Inc. (40%)	Fixed	8.51%		Sep-2009	2,179
Billipp Portfolio (b)	Variable	1.57%		Dec-2009	5,000
Bell South Corporation	Fixed	8.11%		Jan-2010	2,502
Hibbett Sports	Fixed	7.50%		Apr-2010	4,524
Daimler Trucks North America LLC	Fixed	7.96%		Jun-2010	2,715
Federal Express Corporation (40%)	Fixed	7.50%		Jan-2011	16,127
AutoZone, Inc. — Series A	Fixed	6.85%		Jan-2011	781
Childtime Childcare, Inc. (34%)	Fixed	7.50%		Jan-2011	2,206
Information Resources, Inc. (33%)	Fixed	7.60%		Jan-2011	7,369
Pioneer Credit Recovery, Inc.	Fixed	7.34%		Jan-2011	5,429
AutoZone, Inc. — Series B	Fixed	6.85%		Feb-2011	1,239
Career Education Corporation	Fixed	7.58%		Jun-2011	6,763
24 Hour Fitness USA, Inc.	Fixed	7.50%		Aug-2011	2,890
Sprint Spectrum, LP	Fixed	7.64%		Aug-2011	8,044
Qwest Communications, Inc.	Fixed	7.50%		Jun-2012	1,403
AutoZone, Inc. — Series C	Fixed	6.85%		Aug-2012	672
BE Aerospace, Inc.	Fixed	6.11%		Nov-2012	8,393
Faurecia Exhaust Systems, Inc.	Fixed	5.16%		Nov-2012	2,476
Anthony’s Manufacturing Company	Fixed	5.11%		Nov-2012	8,588
Alstom Power, Inc. and Werner Co.	Fixed	5.18%		Dec-2012	9,972
AutoZone, Inc. — Series D	Fixed	6.85%		Aug-2013	1,882
Carrefour France, S.A. (46%) (c)	Fixed — Future Rate Reset	5.55%		Dec-2014	53,964
Lowe’s Home Improvement Warehouse	Fixed	4.87%		Sep-2015	9,138
Bouygues Telecom, S.A. (Tours) (95%) (c)	Fixed — Future Rate Reset	3.86%		Oct-2015	7,324
The American Bottling Company	Fixed	5.13%		Nov-2015	31,408
CheckFree Holdings, Inc. (50%)	Fixed	6.18%		Jun-2016	14,835
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%) (c) (d)	Variable	5.01%		Oct-2016	13,872
Consolidated Systems, Inc. (60%)	Fixed	5.87%		Nov-2016	6,971
Hellweg Die Profi-Baumärkte GmbH & Co KG (5%) (c)	Fixed	5.49%		Jan-2017	14,956
SICOR, Inc. (50%)	Fixed	6.20%		Jul-2017	17,675
Medica France, S.A. (46%) (c)	Fixed	5.63%		Oct-2017	18,753
OBI Wroclaw (c)	Fixed — Swap	5.48%		Mar-2018	$9,154
Self-Storage Portfolio (40%)	Fixed — Future Rate Reset	7.00%		Feb-2019/Mar-2019	9,954
Orbital Sciences Corporation	Fixed	7.75%		Jun-2019	14,000
Hologic, Inc. (36%)	Fixed	6.40%		May-2023	5,482

Total Non-Recourse Debt		6.04	% (d)		$343,486

Unsecured Line of Credit	Variable	1.06%		Jun-2011	$125,500

Total Debt		4.71	% (d)		$468,986

(a)	Loan was paid off in August 2009 and refinanced for $15 million (pro rata share) with a floating rate capped at 7.00% and maturing in April 2014.

(b)	Loan was extended for one year in December 2008. There is an additional one-year extension option on this loan.

(c)	Debt balance calculated using an exchange rate of 1.4048 USD/EUR as of June 30, 2009.

(d)	Reflects weighted average interest rate for the applicable debt.

W. P. CAREY & CO. LLC
2009 Investment and Disposition Activity
As of June 30, 2009
(in thousands, except square footage)
Investment Activity
Investment Management Activity — Real Estate

Portfolio	Tenant/Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type	Gross Square Footage

CPA®:17 — Global	Kronos Products, Inc. (a)	Glendale Heights, IL	$32,461	Jan-09	Industrial	207,778
CPA®:17 — Global (55%), CPA®:16 — Global (27.25%)	The New York Times Company	New York, NY	193,783	Mar-09	Office	616,875
CPA®:16 — Global	Holopack International Corp. (b)	Columbia, SC	5,081	Mar-09	Industrial	BTS
CPA®:14	Silgan Containers Manufacturing Corporation	Fort Dodge, IA	2,513	Apr-09	Industrial	40,500

Total Investment Management Acquisitions			233,838			865,153

Principal Activity
WPC LLC (17.75%)	The New York Times Company	New York, NY	39,937	Mar-09	Office	133,125

Total Acquisitions			$273,775			998,278

Disposition Activity
Investment Management Activity

				Disposition
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Gross Sale Price	Date	Property Type	Gross Square Footage

CPA®:14	Moonlight Molds	Gardena, CA	$3,850	Feb-09	Industrial	87,693
CPA®:15	American Pad & Paper LLC	Holyoke, MA	4,250	Mar-09	Industrial	267,640
CPA®:14	Career Education Corporation	Allentown, PA	27,500	May-09	Office	92,782

Total Investment Management Dispositions			35,600			448,115

Principal Activity

WPC LLC	Self-Storage Portfolio Interest (c)	Various locations throughout the U.S.	21,900	Jan-09	Self-Storage	554,063
WPC LLC	PPD Development, L.P.	Austin, TX	2,050	Mar-09	Industrial	26,594

Total Principal Dispositions			23,950			580,657

Total Dispositions			$59,550			1,028,772

(a)	Includes CPA®:17 — Global’s commitment to renovate the facility at a total cost of approximately $17.5 million, of which $1.5 million was funded as of June 30, 2009.

(b)	Acquisition includes a build-to-suit transaction; gross square footage cannot be determined at this time.

(c)	In January 2009, Carey Storage, a subsidiary of W. P. Carey & Co. LLC, completed a transaction with a third party whereby Carey Storage received cash proceeds of $21.9 million plus a commitment to invest up to a further $8.1 million of equity to fund the purchase of self-storage assets in the future, in exchange for a 60% interest in its self-storage portfolio of 13 properties. Square footage reflects net rentable square feet for the pro rata interest of the portfolio sold.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Rent and Historical Occupancy (Pro rata basis)
As of June 30, 2009
(in thousands)
Portfolio Diversification by Rent (Pro rata basis)

		Percentage of	Percentage of Total
Top Ten Tenants/Lease Guarantors	Annualized Rent	Total Annualized Rent	Annualized Adjusted Revenue (a)

Carrefour France, SAS	$10,160	10%	5%
Bouygues Telecom, S.A. (France)	5,238	5%	3%
The American Bottling Company	4,842	5%	3%
Daimler Trucks North America LLC	4,634	4%	2%
The New York Times Company	4,293	4%	2%
Medica — France S.A	3,209	3%	2%
US Airways Group, Inc.	3,171	3%	2%
Federal Express Corporation	3,077	3%	2%
Orbital Sciences Corporation	2,771	3%	1%
Titan Corporation	2,707	3%	1%

Total	$44,102

W. P. Carey & Co. LLC Historical Occupancy

(a)	Total Adjusted Revenue = Total revenue as reported, less reimbursed costs from affiliates, plus other interest income, plus revenue from discontinued operations.

(b)	Percentage of the portfolio’s total pro rata square footage that was subject to lease.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Property Type (Pro rata basis)
As of June 30, 2009
(in thousands)

Property Type	Square Footage	Percent
Industrial	8,093	48%
Warehouse/Distribution	5,106	30%
Office	2,129	12%
Retail	1,125	7%
Other Properties(a)	363	2%
Hospitality	158	1%

Total(b)	16,974	100%

Portfolio Diversification by Property Type
(based on square footage)

Property Type	Annualized Rent	Percent
Industrial	$34,748	34%
Office	33,146	32%
Warehouse/Distribution	21,189	21%
Other Properties(a)	6,631	6%
Retail	5,863	6%
Hospitality	1,500	1%

Total(b)	$103,077	100%

Portfolio Diversification by Property Type
(based on annualized rent)

(a)	Reflects properties used for health care; education, child care and social services; leisure, amusement and recreation; unoccupied land.

(b)	Excludes the 13 domestic self-storage properties held by an entity that is 40% owned by our subsidiary, Carey Storage, totaling approximately 0.4 million square feet.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Tenant Industry (Pro rata basis)
As of June 30, 2009
(in thousands)

	Annualized	Percentage of
Industry Type (a)	Rent	Annualized Rent
Retail Trade	$17,043	17%
Business and Commercial Services	11,243	11%
Telecommunications	10,996	11%
Healthcare, Education and Childcare	9,457	9%
Media: Printing and Publishing	7,050	7%
Electronics	6,583	6%
Automobile	5,319	5%
Beverages, Food, and Tobacco	5,249	5%
Aerospace and Defense	4,639	5%
Forest Products and Paper	4,605	4%
Transportation — Personal	3,355	3%
Transportation — Cargo	3,102	3%
Machinery	3,055	3%
Mining, Metals, and Primary Metal Industries	1,860	2%
Chemicals, Plastics, Rubber, and Glass	1,813	2%
Hotels and Gaming	1,510	1%
Consumer and Durable Goods	1,386	1%
Federal, State and Local Government	1,170	1%
Textiles, Leather, and Apparel	1,007	1%
Other (b)	2,635	3%

Total (c)	$103,077	100%

(a)	Based on the Moody’s Classification System and information provided by the tenant.

(b)	Includes revenue from tenants in the following industries: leisure, amusement, entertainment (1%), construction and building (1%), consumer non-durable goods (0.5%) and grocery (0.5%).

(c)	Excludes the 13 domestic self-storage properties held by an entity that is 40% owned by our subsidiary, Carey Storage, totaling approximately 0.4 million square feet.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Geography (Pro rata basis)
As of June 30, 2009
(in thousands)

Region	Square Footage	Percent

United States
South	4,991	29%
Midwest	4,557	27%
East	3,044	18%
West	2,338	14%

	14,930	88%

International
Europe	2,044	12%

Total (b)	16,974	100%

Portfolio Diversification by Geography
(based on square footage)

Region	Annualized Rent	Percent

United States
South	$27,905	27%
West	20,966	21%
Midwest	17,850	17%
East	14,372	14%

	81,093	79%

International
Europe (a)	21,984	21%

Total (b)	$103,077	100%

Portfolio Diversification by Geography
(based on annualized rent)

(a)	Includes revenue from tenants in the following countries: France (18%), Germany (2%) and Poland (1%).

(b)	Excludes the 13 domestic self-storage properties held by an entity that is 40% owned by our subsidiary, Carey Storage, totaling approximately 0.4 million square feet.

W. P. CAREY & CO. LLC
Portfolio Analysis — Lease Maturities (Pro rata basis)
As of June 30, 2009
(in thousands)

		Percentage of
Year of Lease	Annualized	Total Annualized
Expiration (a)	Rent	Rent
2009 (b)	$4,124	4%
2010	17,550	17%
2011	19,242	19%
2012	8,415	8%
2013	7,765	7%
2014	10,902	11%
2015	2,474	2%
2016	1,720	2%
2017	4,056	4%
2018	4,179	4%
2019	7,249	7%
2020	5,202	5%
2021	—	0%
2022	1,582	2%
2023	—	0%
2024	4,293	4%
2025	1,013	1%
2026	948	1%
2027	2,363	2%

Total (c)	$103,077	100%

Weighted Average Years to Maturity: 5.48

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month properties are counted in 2009 revenue stream.

(c)	Excludes the 13 domestic self-storage properties held by an entity that is 40% owned by our subsidiary, Carey Storage, totaling approximately 0.4 million square feet.

W. P. CAREY & CO. LLC
Consolidated Balance Sheets
(in thousands, except share amounts)

	June 30, 2009	December 31, 2008
		(NOTE)
Assets
Real estate, net	$488,457	$499,795
Net investment in direct financing leases	83,323	83,792
Equity investments in real estate and CPA® REITs	309,498	260,620
Assets held for sale	3,092	—
Operating real estate, net	74,566	74,534
Cash and cash equivalents	23,469	16,799
Due from affiliates	31,059	53,423
Intangible assets and goodwill, net	88,525	93,398
Other assets, net	35,056	28,775

Total assets	$1,137,045	$1,111,136

Liabilities and Equity
Liabilities:
Non-recourse debt	$232,565	$245,874
Line of credit	125,500	81,000
Accounts payable, accrued expenses and other liabilities	46,602	42,323
Income taxes, net	52,817	58,011
Distributions payable	19,454	19,508

Total liabilities	476,938	446,716

Redeemable noncontrolling interests	15,126	18,085

Commitments and contingencies
Equity:
W. P. Carey members’ equity:
Listed shares, no par value, 100,000,000 shares authorized; 39,158,020 and 39,589,594 shares issued and outstanding, respectively	752,884	757,921
Distributions in excess of accumulated earnings	(123,310)	(116,990)
Deferred compensation obligation	9,799	—
Accumulated other comprehensive loss	(1,072)	(828)

Total W. P. Carey members’ equity	638,301	640,103
Noncontrolling interests	6,680	6,232

Total equity	644,981	646,335

Total liabilities and equity	$1,137,045	$1,111,136

Note:	The consolidated balance sheet at December 31, 2008 has been derived from the consolidated financial statements at that date as adjusted.

W. P. CAREY & CO. LLC
Consolidated Statements of Income
(in thousands, except share and per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2009	2008	2009	2008
Revenues
Asset management revenue	$19,227	$20,039	$38,335	$40,165
Structuring revenue	365	3,169	10,774	6,585
Wholesaling revenue	1,597	1,488	2,690	2,628
Reimbursed costs from affiliates	11,115	11,080	20,111	21,446
Lease revenues	18,473	19,296	36,828	38,371
Other real estate income	4,649	3,305	7,904	6,427

	55,426	58,377	116,642	115,622

Operating Expenses
General and administrative	(14,310)	(15,816)	(33,409)	(31,229)
Reimbursable costs	(11,115)	(11,080)	(20,111)	(21,446)
Depreciation and amortization	(7,120)	(6,178)	(12,749)	(12,167)
Property expenses	(2,180)	(1,245)	(4,026)	(3,532)
Impairment charges	(1,700)	—	(1,700)	—
Other real estate expenses	(1,707)	(2,146)	(3,838)	(4,215)

	(38,132)	(36,465)	(75,833)	(72,589)

Other Income and Expenses
Other interest income	401	679	808	1,440
Income from equity investments in real estate and CPA® REITs	4,875	3,934	6,262	8,645
Other income and expenses	127	1,848	3,281	4,659
Interest expense	(3,923)	(4,532)	(8,252)	(9,575)

	1,480	1,929	2,099	5,169

Income from continuing operations before income taxes	18,774	23,841	42,908	48,202
Provision for income taxes	(3,720)	(7,422)	(9,920)	(14,566)

Income from continuing operations	15,054	16,419	32,988	33,636

Discontinued Operations
(Loss) income from operations of discontinued properties	(75)	3,733	(100)	3,706
Gain on sale of real estate	478	—	343	—
Impairment charge	(580)	—	(580)	—

(Loss) income from discontinued operations	(177)	3,733	(337)	3,706

Net Income	14,877	20,152	32,651	37,342
Add: Net loss attributable to noncontrolling interests	203	168	373	340
Less: Net income attributable to redeemable noncontrolling interests	(103)	(472)	(338)	(733)

Net Income Attributable to W. P. Carey Members	$14,977	$19,848	$32,686	$36,949

Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$0.37	$0.41	$0.83	$0.85
(Loss) income from discontinued operations attributable to W. P. Carey members	—	0.10	(0.01)	0.09

Net income attributable to W. P. Carey members	$0.37	$0.51	$0.82	$0.94

Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$0.37	$0.41	$0.82	$0.83
(Loss) income from discontinued operations attributable to W. P. Carey members	—	0.09	(0.01)	0.09

Net income attributable to W. P. Carey members	$0.37	$0.50	$0.81	$0.92

Weighted Average Shares Outstanding
Basic	39,350,684	39,204,221	39,067,391	39,039,617

Diluted	40,065,495	40,256,658	39,780,708	40,271,185

Amounts Attributable to W. P. Carey Members
Income from continuing operations, net of tax	$15,154	$16,115	$33,023	$33,243
(Loss) income from discontinued operations, net of tax	(177)	3,733	(337)	3,706

Net income	$14,977	$19,848	$32,686	$36,949

Distributions Declared Per Share	$0.498	$0.487	$0.994	$0.969

W. P. CAREY & CO. LLC
Consolidated Statements of Cash Flows
(in thousands)

	Six months ended June 30,
	2009	2008
Cash Flows — Operating Activities
Net income	$32,651	$37,342
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization including intangible assets and deferred financing costs	12,757	13,506
Income from equity investments in real estate and CPA® REITs in excess of distributions received	(3,157)	(1,924)
Straight-line rent adjustments	967	1,252
Management income received in shares of affiliates	(15,414)	(20,053)
Gain on sale of real estate	(343)	—
Gain on extinguishment of debt	(6,991)	—
Allocation of income to profit sharing interest	3,875	—
Impairment charges	2,280	—
Unrealized gain on foreign currency transactions, warrants and securities	(39)	(1,203)
Realized gain on foreign currency transactions and other	(126)	(1,565)
Stock-based compensation expense	5,260	3,922
Decrease in deferred acquisition revenue received	22,877	46,695
Increase in structuring revenue receivable	(5,416)	(3,538)
Decrease in income taxes, net	(8,454)	(3,963)
Decrease in settlement provision	—	(29,979)
Net changes in other operating assets and liabilities	(6,044)	(13,273)

Net cash provided by operating activities	34,683	27,219

Cash Flows — Investing Activities
Distributions received from equity investments in real estate and CPA® REITs in excess of equity income	7,606	3,425
Capital contributions to equity investments	—	(837)
Purchases of real estate and equity investments in real estate	(39,677)	(184)
Capital expenditures	(6,929)	(6,455)
VAT refunded on purchase of real estate	—	3,189
Proceeds from sale of real estate	3,835	—
Proceeds from transfer of profit sharing interest	21,928	—
Funds released from escrow in connection with the sale of property	—	636
Payment of deferred acquisition revenue to affiliate	—	(120)

Net cash used in investing activities	(13,237)	(346)

Cash Flows — Financing Activities
Distributions paid	(39,060)	(48,668)
Contributions from noncontrolling interests	1,583	1,320
Distributions to noncontrolling interests	(3,474)	(1,329)
Distributions to profit sharing interest	(3,434)	—
Scheduled payments of mortgage principal	(5,241)	(4,698)
Proceeds from mortgages and credit facilities	127,500	101,937
Prepayments of mortgage principal and credit facilities	(83,936)	(73,729)
Proceeds from loan from affiliates	1,624	—
Repayment of loan from affiliates	—	(7,569)
Payment of financing costs, net of deposits refunded	(806)	(370)
Proceeds from issuance of shares	874	12,743
Windfall tax benefits associated with stock-based compensation awards	242	608
Repurchase and retirement of shares	(10,686)	(5,134)

Net cash used in financing activities	(14,814)	(24,889)

Change in Cash and Cash Equivalents During the Period
Effect of exchange rate changes on cash	38	298

Net increase in cash and cash equivalents	6,670	2,282

Cash and cash equivalents, beginning of period	16,799	12,137

Cash and cash equivalents, end of period	$23,469	$14,419

W. P. CAREY & CO. LLC
Detailed Property Summary
June 30, 2009

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage(e)	Annualized Rent(e)	Percentage of Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term
Carrefour France, SAS (a)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	101,248	$876,320	0.85%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	152,365	1,318,741	1.28%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Lens, France	Warehouse/Distribution	Retail Trade	Europe	126,925	1,067,897	1.04%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Lens, France	Warehouse/Distribution	Retail Trade	Europe	2,598	21,862	0.02%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Lens, France	Warehouse/Distribution	Retail Trade	Europe	4,349	36,587	0.04%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	134,937	937,374	0.91%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	2,554	17,742	0.02%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	596	4,143	0.00%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	174,261	1,354,881	1.31%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	60,292	468,774	0.45%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	7,524	58,497	0.06%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	2,899	22,539	0.02%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	107,958	674,209	0.65%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	68,476	427,643	0.41%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Ploufragan, France	Warehouse/Distribution	Retail Trade	Europe	122,591	817,315	0.79%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Cholet, France	Warehouse/Distribution	Retail Trade	Europe	99,261	701,879	0.68%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	177,786	1,354,012	1.31%	INSEE (2)	Nov-2012	Nov-2012

Carrefour France, SAS Total						1,346,620	10,160,416	9.86%
Bouygues Telecom, S.A.(a)	75%	Illkirch-Graffenstaden, France	Office	Telecommunications	Europe	80,721	3,247,688	3.15%	INSEE (2)	Feb-2013	Feb-2013
Bouygues Telecom, S.A.(a)	95%	Tours, France	Office	Telecommunications	Europe	102,227	1,990,443	1.93%	INSEE (2)	Sep-2009	Sep-2009

Bouygues Telecom, S.A. Total						182,948	5,238,130	5.08%
The American Bottling Company	100%	Irving, TX	Industrial	Beverages, Food, and Tobacco	South	459,497	2,937,278	2.85%	CPI	Jun-2014	Jun-2014
The American Bottling Company	100%	Houston, TX	Industrial	Beverages, Food, and Tobacco	South	262,450	1,904,924	1.85%	CPI	Jun-2014	Jun-2014

The American Bottling Company Total						721,947	4,842,202	4.70%
Daimler Trucks North America LLC	100%	Detroit, MI	Industrial	Automobile	Midwest	2,730,750	4,634,253	4.50%	PPI	Jun-2020	Jun-2030
The New York Times Company	18%	New York, NY	Office	Media: Printing and Publishing	East	126,420	4,293,281	4.17%	Fixed	Mar-2024	Mar-2044
Medica France S.A. (a)	46%	Chatou, France	Other	Healthcare, Education and Childcare	Europe	24,666	433,224	0.42%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Poissy, France	Other	Healthcare, Education and Childcare	Europe	24,592	473,839	0.46%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Rosny sous Bois, France	Other	Healthcare, Education and Childcare	Europe	21,846	401,409	0.39%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Paris, France	Other	Healthcare, Education and Childcare	Europe	24,770	609,221	0.59%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Rueil Malmaison, France	Other	Healthcare, Education and Childcare	Europe	23,813	573,345	0.56%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Sarcelles, France	Other	Healthcare, Education and Childcare	Europe	34,620	717,527	0.70%	INSEE (2)	Jun-2010	Jun-2010

Medica France S.A. Total						154,306	3,208,565	3.11%
US Airways Group, Inc.	75%	Tempe, AZ	Office	Transportation - Personal	West	167,890	3,171,483	3.08%	CPI	Apr-2014	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	701,821	0.68%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	701,821	0.68%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	701,821	0.68%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	701,821	0.68%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	100%	College Station, TX	Warehouse/Distribution	Transportation - Cargo	South	12,080	68,400	0.07%	Fixed	Apr-2012	Apr-2017
Federal Express Corporation	100%	Corpus Christi, TX	Warehouse/Distribution	Transportation - Cargo	South	30,212	201,037	0.20%	Fixed	May-2012	May-2017

Federal Express Corporation Total						198,444	3,076,722	2.98%
Orbital Sciences Corporation	100%	Chandler, AZ	Industrial	Aerospace and Defense	West	355,307	2,770,560	2.69%	CPI	Sep-2019	Sep-2029
The Titan Corporation	100%	San Diego, CA	Office	Electronics	West	166,403	2,706,799	2.63%	CPI	Jul-2012	Jul-2017
CheckFree Corporation	50%	Norcross, GA	Office	Business and Commercial Services	South	50,063	969,079	0.94%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	50%	Norcross, GA	Office	Business and Commercial Services	South	34,150	822,231	0.80%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	50%	Norcross, GA	Office	Business and Commercial Services	South	26,125	620,279	0.60%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	50%	Norcross, GA	Land	Business and Commercial Services	South	1	62,368	0.06%	CPI	Dec-2015	Dec-2030

CheckFree Corporation Total						110,338	2,473,956	2.40%
Schuler AG (a)	33%	Göppingen, Germany	Industrial	Machinery	Europe	246,355	2,363,293	2.29%	CPI	Oct-2027	Oct-2047
AutoZone, Inc.	100%	Decatur, AL	Retail	Retail Trade	South	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Bessemer, AL	Retail	Retail Trade	South	5,400	32,158	0.03%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Phenix City, AL	Retail	Retail Trade	South	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Mobile, AL	Retail	Retail Trade	South	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Chickasaw, AL	Retail	Retail Trade	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Montgomery, AL	Retail	Retail Trade	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Panama City, FL	Retail	Retail Trade	South	5,401	35,345	0.03%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,000	34,867	0.03%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	47,772	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	54,379	0.05%	None	Aug-2013	Dec-2038

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage(e)	Annualized Rent(e)	Percentage of Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term
AutoZone, Inc.	100%	Columbus, GA	Retail	Retail Trade	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Albany, GA	Retail	Retail Trade	South	5,400	43,262	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Brunswick, GA	Retail	Retail Trade	South	5,400	39,854	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Augusta, GA	Retail	Retail Trade	South	5,400	34,138	0.03%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Macon, GA	Retail	Retail Trade	South	5,400	49,503	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Collinsville, IL	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Alton, IL	Retail	Retail Trade	Midwest	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Wood River, IL	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Belleville, IL	Retail	Retail Trade	Midwest	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	West Monroe, LA	Retail	Retail Trade	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	South	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	South	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	6,600	21,567	0.02%	Fixed	Mar-2014	Mar-2024
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,401	23,124	0.02%	Fixed	Apr-2014	Apr-2019
AutoZone, Inc.	100%	Hammond, LA	Retail	Retail Trade	South	6,480	40,121	0.04%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Maplewood, MO	Retail	Retail Trade	Midwest	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Overland, MO	Retail	Retail Trade	Midwest	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	St. Louis, MO	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Breckenridge, MO	Retail	Retail Trade	Midwest	5,400	44,151	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	5,400	48,957	0.05%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	6,660	48,718	0.05%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Gastonia, NC	Retail	Retail Trade	East	5,400	52,149	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Charlotte, NC	Retail	Retail Trade	East	5,400	42,283	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Statesville, NC	Retail	Retail Trade	East	5,400	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Lenoir, NC	Retail	Retail Trade	East	5,400	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Shelby, NC	Retail	Retail Trade	East	6,660	30,807	0.03%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Kannapolis, NC	Retail	Retail Trade	East	6,408	24,069	0.02%	Fixed	Oct-2010	Oct-2025
AutoZone, Inc.	100%	Morgantown, NC	Retail	Retail Trade	East	5,400	19,451	0.02%	Fixed	Oct-2010	Aug-2019
AutoZone, Inc.	100%	Albuquerque, NM	Retail	Retail Trade	West	5,400	54,642	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Farmington, NM	Retail	Retail Trade	West	5,400	41,479	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Lexington, SC	Retail	Retail Trade	East	5,400	50,079	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	East Ridge, TN	Retail	Retail Trade	South	6,480	20,602	0.02%	Fixed	Oct-2013	Oct-2023
AutoZone, Inc.	100%	Knoxville, TN	Retail	Retail Trade	South	6,660	23,008	0.02%	Fixed	May-2014	May-2024
AutoZone, Inc.	100%	Austin, TX	Retail	Retail Trade	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Waco, TX	Retail	Retail Trade	South	4,800	37,585	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,600	51,679	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,480	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Victoria, TX	Retail	Retail Trade	South	6,480	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	42,283	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Nederland, TX	Retail	Retail Trade	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	West Orange, TX	Retail	Retail Trade	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Houston, TX	Retail	Retail Trade	South	5,400	53,488	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	55,795	0.05%	None	Aug-2013	Dec-2038

AutoZone, Inc. Total						302,230	2,216,594	2.15%
Lucent Technologies, Inc.	100%	Charlotte, NC	Industrial	Electronics	East	568,670	2,072,735	2.01%	Fixed	Mar-2010	Mar-2016
Sybron Dental Specialties, Inc.	100%	Romulus, MI	Industrial	Healthcare, Education and Childcare	Midwest	220,000	1,456,610	1.41%	CPI	Dec-2018	Dec-2043
Sybron Dental Specialties, Inc.	100%	Glendora, CA	Office	Healthcare, Education and Childcare	West	25,000	555,148	0.54%	CPI	Dec-2018	Dec-2043

Sybron Dental Specialties, Inc. Total						245,000	2,011,758	1.95%
BellSouth Telecommunications, Inc.	100%	Ft. Lauderdale, FL	Warehouse/Distribution	Telecommunications	South	80,450	629,820	0.61%	Fixed	Jun-2016	Jun-2021
BellSouth Telecommunications, Inc.	100%	Lafayette, LA	Office	Telecommunications	South	66,846	1,351,150	1.31%	Fixed	Dec-2011	Jun-2013

BellSouth Telecommunications, Inc. Total						147,296	1,980,970	1.92%
Quebecor Printing Atlanta, Inc.	100%	Doraville, GA	Industrial	Media: Printing and Publishing	South	432,559	1,940,625	1.88%	CPI	Dec-2009	Dec-2042
Career Education Corporation	100%	Mendota Heights, MN	Other	Healthcare, Education and Childcare	Midwest	136,400	1,892,831	1.84%	Fixed	May-2011	May-2019
Information Resources, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	30,797	683,141	0.66%	CPI	Oct-2013	Oct-2023
Information Resources, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	53,195	1,179,801	1.14%	CPI	Oct-2013	Oct-2015

Information Resources, Inc. Total						83,992	1,862,942	1.81%
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	260,160	1,258,273	1.22%	CPI	Mar-2010	Mar-2035
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	109,377	528,979	0.51%	CPI	Mar-2010	Mar-2035
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	5,292	25,561	0.02%	CPI	Mar-2010	Mar-2035

Fiskars Brands, Inc. Total						374,829	1,812,813	1.76%
Unisource Worldwide, Inc.	100%	Anchorage, AK	Warehouse/Distribution	Forest Products and Paper	West	44,712	344,803	0.33%	Fixed	Dec-2014	Dec-2029
Unisource Worldwide, Inc.	100%	Commerce, CA	Warehouse/Distribution	Forest Products and Paper	West	411,561	1,422,080	1.38%	Fixed	Apr-2010	Apr-2030

Unisource Worldwide, Inc. Total						456,273	1,766,883	1.71%
Amylin Pharmaceuticals/SICOR, Inc.	50%	San Diego, CA	Office	Healthcare, Education and Childcare	West	35,951	835,705	0.81%	CPI	Jul-2019	Jul-2029
Amylin Pharmaceuticals/SICOR, Inc.	50%	San Diego, CA	Industrial	Healthcare, Education and Childcare	West	36,205	835,705	0.81%	CPI	Jul-2019	Jul-2029

Amylin Pharmaceuticals/SICOR, Inc. Total						72,156	1,671,410	1.62%

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage(e)	Annualized Rent(e)	Percentage of Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term
Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	614,274	958,496	0.93%	CPI	Dec-2010	Dec-2015
Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	391,896	611,504	0.59%	CPI	Dec-2010	Dec-2015

Cleo, Inc. Total						1,006,170	1,570,000	1.52%
BE Aerospace, Inc.	100%	Lenexa, KS	Industrial	Aerospace and Defense	Midwest	130,094	646,020	0.63%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Warehouse/Distribution	Aerospace and Defense	East	90,800	259,807	0.25%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	74,026	211,805	0.21%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	50,200	143,638	0.14%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Office	Aerospace and Defense	East	43,788	125,286	0.12%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	15,402	44,071	0.04%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Dallas, TX	Industrial	Aerospace and Defense	South	22,680	123,051	0.12%	Fixed	Sep-2017	Sep-2037

BE Aerospace, Inc. Total						426,990	1,553,679	1.51%
Lowe’s Home Improvement Warehouse	100%	Bellevue, WA	Retail	Retail Trade	West	143,352	1,524,347	1.48%	CPI	Aug-2018	Aug-2018
Pharmaco International, Inc.	100%	Austin, TX	Industrial	Business and Commercial Services	South	65,160	639,282	0.62%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Warehouse/Distribution	Business and Commercial Services	South	17,588	181,889	0.18%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,500	92,480	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,525	92,765	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,500	92,480	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	40,560	413,825	0.40%	CPI	Nov-2010	Nov-2030

Pharmaco International, Inc. Total						148,833	1,512,721	1.47%
LIVHO, Inc.	100%	Livonia, MI	Hospitality	Hotels and Gaming	Midwest	158,000	1,500,000	1.46%	Fixed	Jan-2012	Jan-2012
Sprint Spectrum, L.P.	100%	Rio Rancho, NM	Office	Telecommunications	West	94,730	1,424,561	1.38%	Fixed	May-2011	May-2021
AT&T Corporation	100%	Bridgeton, MO	Industrial	Telecommunications	Midwest	85,510	1,307,706	1.27%	Fixed	Sep-2011	Jun-2021
United Stationers Supply Company	100%	New Orleans, LA	Warehouse/Distribution	Forest Products and Paper	South	59,000	432,330	0.42%	CPI	Mar-2010	Mar-2030
United Stationers Supply Company	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	75,000	374,352	0.36%	CPI	Mar-2014	Mar-2030
United Stationers Supply Company	100%	San Antonio, TX	Warehouse/Distribution	Forest Products and Paper	South	63,098	413,899	0.40%	CPI	Mar-2014	Mar-2030

United Stationers Supply Company Total						197,098	1,220,581	1.18%
Hologic, Inc.	36%	Danbury, CT	Industrial	Electronics	East	22,335	221,263	0.21%	CPI	Aug-2022	Aug-2042
Hologic, Inc.	36%	Bedford, MA	Industrial	Electronics	East	74,520	972,818	0.94%	CPI	Aug-2022	Aug-2042

Hologic, Inc. Total						96,855	1,194,081	1.16%
Omnicom Group, Inc.	100%	Venice, CA	Office	Business and Commercial Services	West	77,719	1,193,661	1.16%	CPI	Sep-2010	Sep-2030
United States Postal Service	100%	Bloomingdale, IL	Office	Federal, State and Local Government	Midwest	60,000	1,170,000	1.14%	Fixed	Apr-2011	Apr-2011
Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	30,176	301,760	0.29%	Fixed	Jun-2010	Jun-2013
Lockheed Martin Corporation	100%	King of Prussia, PA	Office	Business and Commercial Services	East	88,578	819,347	0.79%	Fixed	Jul-2013	Jul-2023

Lockheed Martin Corporation Total						118,754	1,121,107	1.09%
The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Media: Printing and Publishing	East	409,600	816,480	0.79%	Fixed	Jun-2017	Jun-2020
The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Consumer and Durable Goods	East	162,604	293,962	0.29%	Fixed	Jun-2017	Jun-2020

The United States Playing Card Company Total						572,204	1,110,442	1.08%
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	39,920	238,343	0.23%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	95,420	569,819	0.55%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	7,220	43,127	0.04%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	40,285	240,527	0.23%	CPI	May-2012	May-2012

Anthony’s Manufacturing Company, Inc. Total						182,845	1,091,816	1.06%
United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	38,150	412,020	0.40%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	5,856	63,245	0.06%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	2,044	22,075	0.02%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	91,800	572,832	0.56%	None	Sep-2010	Sep-2012

United Space Alliance LLC Total						137,850	1,070,172	1.04%
OBI Group (a)	100%	Wroclaw, Poland	Retail	Retail Trade	Europe	113,559	1,013,469	0.98%	CPI	Dec-2025	Dec-2040
Swat-Fame, Inc.	100%	City of Industry, CA	Industrial	Textiles, Leather, and Apparel	West	233,205	1,007,497	0.98%	CPI	Dec-2010	Dec-2020
Consolidated Systems, Inc.	60%	Columbia, SC	Office	Mining, Metals, and Primary Metal Industries	East	24,459	68,424	0.07%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Industrial	Mining, Metals, and Primary Metal Industries	East	294,249	823,165	0.80%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	13,792	38,582	0.04%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	6,266	17,529	0.02%	Fixed	Oct-2026	Oct-2046

Consolidated Systems, Inc. Total						338,765	947,700	0.92%
24 Hour Fitness USA, Inc.	100%	Austin, TX	Other	Leisure, Amusement, Entertainment	South	43,935	907,245	0.88%	CPI	Jun-2017	Jun-2033
NVR, Inc.	100%	Thurmont, MD	Industrial	Construction and Building	East	150,468	735,353	0.71%	CPI	Mar-2014	Mar-2030
NVR, Inc.	100%	Farmington, NY	Industrial	Construction and Building	East	29,273	143,060	0.14%	CPI	Mar-2014	Mar-2030

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage(e)	Annualized Rent(e)	Percentage of Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term
NVR, Inc. Total						179,741	878,413	0.85%
Sports Wholesale, Inc.	100%	Birmingham, AL	Warehouse/Distribution	Retail Trade	South	219,312	876,900	0.85%	CPI	Dec-2014	Dec-2029
Deloro Satellite Company, Inc.	100%	Goshen, IN	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	52,000	643,069	0.62%	Fixed	Feb-2018	Feb-2023
Juniper Networks, Inc.	100%	Sunnyvale, CA	Industrial	Electronics	West	50,311	609,796	0.59%	Fixed	Nov-2011	Nov-2021
Wal-Mart Stores, Inc.	100%	Greenfield, IN	Warehouse/Distribution	Retail Trade	Midwest	82,620	567,745	0.55%	None	Jan-2020	Jan-2025
Childtime Childcare, Inc.	34%	Chandler, AZ	Other	Healthcare, Education and Childcare	West	2,026	38,260	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tucson, AZ	Other	Healthcare, Education and Childcare	West	2,165	39,885	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Alhambra, CA	Other	Healthcare, Education and Childcare	West	2,262	57,530	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chino, CA	Other	Healthcare, Education and Childcare	West	2,166	50,248	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Garden Grove, CA	Other	Healthcare, Education and Childcare	West	2,848	49,408	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tustin, CA	Other	Healthcare, Education and Childcare	West	2,264	57,082	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,472	28,625	0.03%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,787	37,532	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Canton, MI	Other	Healthcare, Education and Childcare	Midwest	2,311	51,872	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Carrollton, TX	Other	Healthcare, Education and Childcare	South	2,438	49,912	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Duncanville, TX	Other	Healthcare, Education and Childcare	South	2,438	49,912	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Lewisville, TX	Other	Healthcare, Education and Childcare	South	2,440	49,912	0.05%	CPI	Jan-2016	Jan-2041

Childtime Childcare, Inc. Total						28,617	560,176	0.54%
Vertafore, Inc.	100%	College Station, TX	Office	Telecommunications	South	33,400	548,741	0.53%	Fixed	Jun-2010	Jun-2010
Alcoa, Inc.	100%	Salisbury, NC	Warehouse/Distribution	Machinery	East	200,000	507,082	0.49%	Fixed	Jun-2010	Jun-2020
Alstom Power	100%	Erlanger, KY	Warehouse/Distribution	Business and Commercial Services	East	197,400	484,746	0.47%	Fixed	Jun-2017	May-2013
Jada Toys, Inc.	100%	City of Industry, CA	Industrial	Consumer Non-durable Goods	West	92,595	471,036	0.46%	Fixed	Apr-2012	Apr-2017
The Retail Distribution Group, Inc.	40%	Grand Rapids, MI	Warehouse/Distribution	Beverages, Food, and Tobacco	Midwest	71,784	406,367	0.39%	Fixed	Aug-2013	Aug-2013
Kmart Corporation	100%	Citrus Heights, CA	Retail	Retail Trade	West	89,760	180,000	0.17%	None	May-2011	May-2026
Kmart Corporation	100%	Drayton Plains, MI	Retail	Retail Trade	Midwest	103,018	210,000	0.20%	None	Mar-2011	Mar-2026

Kmart Corporation Total						192,778	390,000	0.38%
Faurecia Exhaust Systems	100%	Toledo, OH	Office	Automobile	Midwest	61,000	387,415	0.38%	CPI	Nov-2022	Nov-2022
Petrocon Engineering, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	8,580	76,362	0.07%	Fixed	Dec-2011	Dec-2014
Petrocon Engineering, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	34,300	304,584	0.30%	Fixed	Dec-2011	Dec-2014

Petrocon Engineering, Inc. Total						42,880	380,946	0.37%
Pioneer Credit Recovery, Inc.	100%	Moorestown, NJ	Office	Business and Commercial Services	East	30,000	375,000	0.36%	Fixed	Apr-2012	Apr-2018
S&ME, Inc.	100%	Raleigh, NC	Office	Business and Commercial Services	East	27,770	318,204	0.31%	Fixed	Jul-2016	Jul-2026
Tubular Metal Systems	100%	Pinconning, MI	Industrial	Automobile	Midwest	220,588	297,684	0.29%	CPI	Jul-2013	Dec-2022
Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	2,900	178,358	0.17%	Fixed	Feb-2012	Feb-2017
Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	1,560	95,946	0.09%	Fixed	Feb-2012	Feb-2017

Qwest Communications, Inc. Total						4,460	274,304	0.27%
Penberthy, Inc.	100%	Prophetstown, IL	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	161,878	268,890	0.26%	CPI	Apr-2011	Apr-2026
Honeywell International, Inc.	100%	Houston, TX	Warehouse/Distribution	Aerospace and Defense	South	32,320	235,680	0.23%	None	Sep-2010	Sep-2010
Fairpoint Communications, Inc.	100%	Milton, VT	Industrial	Telecommunications	East	30,624	221,438	0.21%	Fixed	Feb-2013	Feb-2013
Tranco Logistics, LLC	100%	Chattanooga, TN	Industrial	Business and Commercial Services	South	80,000	216,000	0.21%	None	Jan-2010	Jan-2011
Ace Hardware	100%	Houston, TX	Retail	Retail Trade	South	23,569	212,121	0.21%	Fixed	Mar-2016	Mar-2026
Xerox Corporation	100%	Hot Springs, AR	Retail	Machinery	South	36,850	184,987	0.18%	Fixed	May-2011	May-2021

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage(e)	Annualized Rent(e)	Percentage of Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term
Continental Airlines, Inc.	100%	Houston, TX	Warehouse/Distribution	Transportation - Personal	South	25,125	163,500	0.16%	Fixed	Jul-2013	Jul-2013
Multi-Tenant Building	100%	Broomfield, CO	Office	Various	West	42,349	158,042	0.15%	Various	Various	Various
Winn-Dixie Stores, Inc.	100%	Brewton, AL	Retail	Grocery	South	30,625	134,500	0.13%	None	Oct-2010	Oct-2030
Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	3,330	31,572	0.03%	Fixed	Oct-2010	Oct-2020
Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	8,066	74,760	0.07%	Fixed	Oct-2010	Oct-2020

Golder Associates Inc. Total						11,396	106,332	0.10%
Affiliated Foods Southwest, Inc.	100%	Hope, AR	Retail	Grocery	South	35,784	85,882	0.08%	CPI	Mar-2012	Mar-2037
Raytheon Company	100%	Webster, TX	Industrial	Business and Commercial Services	South	9,138	82,248	0.08%	Fixed	Jul-2010	Jul-2025
The Boeing Company	100%	Houston, TX	Warehouse/Distribution	Aerospace and Defense	South	10,960	78,600	0.08%	Fixed	Jan-2011	Jan-2013
Bike Barn Holding Company, Inc.	100%	Houston, TX	Retail	Retail Trade	South	6,216	71,280	0.07%	Fixed	Aug-2010	Aug-2015
Kenyon International Emergency Services	100%	Houston, TX	Warehouse/Distribution	Healthcare, Education and Childcare	South	17,725	70,014	0.07%	None	Oct-2009	Oct-2019
Olmsted Kirk Paper Co.	100%	Beaumont, TX	Office	Forest Products and Paper	South	5,760	48,038	0.05%	Fixed	Dec-2012	Dec-2012
RGIS, LLC	100%	Bloomingdale, IL	Office	Business and Commercial Services	Midwest	2,550	44,625	0.04%	Fixed	Nov-2011	Nov-2011
SBH Holdings, LLC	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	5,632	42,578	0.04%	Fixed	Aug-2013	Aug-2016
Jerry Prater Trucking Incorporated	100%	Salisbury, NC	Industrial	Transportation - Cargo	East	13,284	25,200	0.02%	Fixed	Sep-2009	Sep-2012
Pittsburgh Institute of Aeronautics (c)	100%	West Mifflin, PA	Retail	Transportation - Personal	East	1	19,800	0.02%	None	MTM	MTM
Classic Cuisines Catering	100%	Bloomingdale, IL	Office	Hotels and Gaming	Midwest	1,000	10,000	0.01%	None	Apr-2011	Apr-2011
Action Buys Cars Inc. (c)	100%	Montgomery, AL	Retail	Retail Trade	South	1	9,900	0.01%	None	MTM	MTM
Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	52,450	—	—	N/A	N/A	N/A
Vacant	100%	Bridgeton, MO	Office	N/A	Midwest	78,080	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	59,436	—	—	N/A	N/A	N/A
Vacant	100%	Chattanooga, TN	Industrial	N/A	South	162,317	—	—	N/A	N/A	N/A
Vacant	100%	College Station,TX	Office	N/A	South	19,152	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	32,613	—	—	N/A	N/A	N/A
Vacant	100%	Jacksonville, FL	Warehouse/Distribution	N/A	South	240,000	—	—	N/A	N/A	N/A
Vacant	100%	Little Rock, AR	Retail	N/A	South	86,290	—	—	N/A	N/A	N/A
Vacant	100%	Montgomery, AL	Retail	N/A	South	32,690	—	—	N/A	N/A	N/A
Vacant	100%	Moorestown, NJ	Office	N/A	East	35,567	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Warehouse/Distribution	N/A	East	87,000	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Office	N/A	East	10,681	—	—	N/A	N/A	N/A
Vacant	100%	Webster, TX	Industrial	N/A	South	23,214	—	—	N/A	N/A	N/A
Vacant	100%	West Mifflin, PA	Retail	N/A	East	121,053	—	—	N/A	N/A	N/A

Vacant Total						1,040,543	—	—
Grand Total (d)						16,974,094	$103,077,284	100%

(a)	Rents reflect a conversion rate of 1.4048 USD/EUR as of June 30, 2009.

(b)	INSEE construction index, an index published quarterly by the French Government.

(c)	Tenant is occupying property on a month-to-month (MTM) basis.

(d)	Excludes the 13 domestic self-storage properties held by an entity that is 40% owned by our subsidiary, Carey Storage, totaling approximately 0.4 million square feet.

(e)	Numbers may not add due to rounding.